UAC SECURITIZATION CORPORATION


                          UNION ACCEPTANCE CORPORATION


                                       AND


                                  [UNDERWRITER]


                             UNDERWRITING AGREEMENT
                               STANDARD PROVISIONS


                                       FOR


                                  UACSC TRUSTS


                    AUTOMOBILE RECEIVABLE BACKED CERTIFICATES










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




[Underwriter]
  as representative of the several
  Underwriters named in the respective
  Underwriting Agreements hereinafter
  described
c/o




                                                               ----------------

Dear Sirs:

         From time to time, UAC Securitization Corporation ("UACSC") and Union Acceptance Corporation ("UAC") may enter into one or more underwriting agreements that provide for the sale of Securities (as defined herein) to you and to such other underwriters as may be named therein. The standard provisions set forth herein (the "Standard Provisions") may be incorporated by reference in any such underwriting agreement (each, an "Underwriting Agreement") with such changes hereto as provided in the Underwriting Agreement. Any such Underwriting Agreement shall be in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined and terms not otherwise defined in this Agreement are used herein as defined in the Pooling and Servicing Agreement referred to below.

                                       I.

         UACSC proposes to sell to the several underwriters named in the Underwriting Agreement automobile receivable pass-through and/or automobile receivable backed certificates (the "Securities") representing undivided interests in a trust fund including a pool of automotive retail installment sale contracts, or other similar evidences of installment indebtedness, secured by new and used automobiles and light trucks (the "Receivables"). The Securities will be issued by a trust (the "Trust") pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement") between UACSC and the bank or trust company or other financial institution identified as trustee therein (the "Trustee"). The terms and rights of any particular issuance of Securities shall be as specified in the Underwriting Agreement relating thereto and in or pursuant to the Pooling and Servicing Agreement identified in such Underwriting Agreement. The Securities which are the subject of any particular Underwriting Agreement into which these Standard Provisions are incorporated are herein referred to as the "Offered Securities." The Securities will represent undivided interests in a trust fund consisting of a pool of the Receivables, certain monies due thereunder after a specified date, security interests in the vehicles financed thereunder, and other instruments, funds, and accounts as may be specified in the Pooling and Servicing Agreement (collectively, the "Trust Fund"). The Securities with respect to each Underwriting Agreement and the related Pooling and Servicing Agreement shall be issued with the title and in the amount set forth in such Underwriting Agreement.


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         Particular sales of Securities may be made from time to time to you, or to the Underwriters named in the Underwriting Agreement, for whom you, or you together with such other firm or firms specified in the Underwriting Agreement, will act as representatives (the "Representatives"). The terms "Representatives" and "Underwriters" shall mean you in such instances where you act as sole Underwriters. These Standard Provisions shall not be construed as an obligation of UACSC to sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities. The obligation of UACSC to sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Underwriting Agreement with respect to the Securities specified therein. Each Underwriting Agreement shall specify the aggregate original principal amount of such Securities or, if applicable, an indication that the offering will be an at-the- market offering, the purchase by the Underwriters of such Securities, the names of the Representatives of such Underwriters (if applicable), and the aggregate original principal amount of such Securities to be purchased by each Underwriter and shall set forth the date, time, and delivery of such Securities and the manner of payment therefor. The Underwriting Agreement shall also specify (to the extent not set forth in
the  Pooling  and  Servicing  Agreement  and  the  registration   statement  and
prospectus with respect thereto) the terms of such Securities. An Underwriting Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communication or any other rapid transmission device designed to produce a written record of
communications  transmitted.   The  obligation  of  the  Underwriters  under  an
Underwriting Agreement shall be several and not joint.

                                       II.

         Representations and Warranties. UACSC represents and warrants to, and agrees with, each Underwriter of any Offered Securities as of the date hereof and as of the date of any Underwriting Agreement that:

                  (a) A registration statement on Form S-1 or S-3, including a prospectus, relating to the Certificates has been filed with the Securities and Exchange Commission (the "Commission"), pursuant to the Securities Act of 1933, as amended (the "Act"), and such registration statement may have been amended. If the registration statement has been filed on Form S-3, UACSC is eligible to use Form S-3 in connection with the offer and sale of the Offered Securities. UACSC, as registrant, will file with the Commission either, prior to effectiveness of such registration statement, an amendment thereto (including the form of final prospectus and prospectus supplement) or, after effectiveness of such registration statement, final prospectus and/or prospectus supplement in accordance with Rules 430A and 424(b)(1), (2) or (4). As filed, such amendment and form of final prospectus and prospectus supplement, or such final prospectus and/or prospectus supplement, shall include all Rule 430A Information and, except to the extent that the Underwriters shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Underwriters prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained

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         in  the  latest  Preliminary  Prospectus)  as  UACSC  has  advised  the
         Underwriters, prior to the Execution Time, will be included or made therein.

                  As used herein, the term "the Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto relating to the Offered Securities became or become effective. "Execution Time" shall mean the date and time that the Underwriting Agreement is executed and delivered by the parties thereto. "Preliminary Prospectus" shall mean any preliminary prospectus and prospectus supplement referred to in the preceding paragraph and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information. "Base Prospectus" and "Prospectus Supplement" shall mean the prospectus and prospectus supplement relating to the Certificates that is filed pursuant to Rule 424(b) in respect of the Offered Securities or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus and prospectus supplement included in the Registration Statement at the Effective Date (the Base Prospectus and Prospectus Supplement are hereinafter referred to as the "Prospectus"). "Registration Statement" shall mean the registration statement referred to in the preceding paragraph, including any Registration Statement serving as a shelf registration for multiple issuances of Securities thereunder, incorporated documents, exhibits and financial statements, in the form in which it has or shall become effective and, in the event any post-effective amendment relating to the Offered Securities thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended; such term shall include Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 424" and "Rule 430A" refer to such rules under the Act. "Rule 430A Information" means information with respect to the Offered Securities and the offering thereof permitted to be omitted from the Registration Statement, at the Effective Date, pursuant to Rule 430A.

                  (b) On the Effective Date, the Registration Statement did or will, and, when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Prospectus (together with any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the rules and regulations of the Commission (the "Rules and Regulations"); on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that UACSC makes no representations or warranties as to the information contained in or omitted from the Registration Statement, or the Prospectus (or any supplement thereto) in reliance upon and in conformity with written information furnished

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         to UACSC by or on behalf of the  Underwriters  specifically  for use in connection with preparation of the Registration Statement or the Prospectus (or any supplement thereto).

                  (c) The computer tape of the Receivables underlying the Offered Securities made available to the Representatives by UACSC was complete and accurate as of the date that it was delivered to the Representatives and includes a description of the Receivables that are described in the "Schedule of Receivables" that will be an exhibit to the Pooling and Servicing Agreement.

                  (d) UACSC has been duly  incorporated  and is validly existing as a corporation under the laws of the State of Delaware and has corporate and other power and authority to own its properties and conduct its business, as now conducted by it, and to enter into and perform its obligations under these Standard Provisions, the Underwriting Agreement, and the Pooling and Servicing Agreement. UAC has been duly incorporated and is validly existing under the laws of the State of Indiana, UAFC has been duly incorporated and is validly existing under the laws of the State of Delaware, and each of UAC and UAFC has corporate and other power and authority to own its properties and conduct its business, as now conducted by it. All other subsidiaries of UAC have been duly incorporated and are validly existing under the laws of the State of their incorporation and have corporate and other power and authority to own their properties and conduct their businesses, as now conducted by them.

                  (e) UACSC is not aware of (i) any request by the Commission for any further amendment of the Registration Statement or the Prospectus or for any additional information, (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose or (iii) any notification with respect to the suspension of the qualification of the Offered Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

                  (f) These Standard Provisions have been duly authorized, executed, and delivered by UACSC, the Underwriting Agreement, the Purchase Agreement and the Pooling and Servicing Agreement, when delivered by UACSC, will each have been duly authorized, executed, and delivered by UACSC, and these agreements will each constitute a legal, valid, and binding agreement of UACSC, enforceable against UACSC in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium, receivership, and other similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

                  (g) The Offered Securities will conform in all material respects to the description thereof contained in the Prospectus and, assuming that the Offered Securities have been duly and validly authorized, executed, and issued by the Trustee in accordance with the Pooling

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         and Servicing Agreement,  will, when duly and validly  authenticated by the  Trustee  and  delivered  to and  paid for by the  Underwriters  in
         accordance  with  these  Standard   Provisions  and  the   Underwriting
         Agreement, be entitled to the benefits of the Pooling and Servicing Agreement.

                  (h) As of the Closing Date, each of the Receivables will meet the criteria for selection described in the Prospectus, and on such Closing Date the representations and warranties of UACSC with respect to the Receivables contained in the Pooling and Servicing Agreement will be true and correct.

                  (i)  Neither  the  sale  of the  Offered  Securities,  nor the consummation of any other of the transactions herein contemplated, nor the fulfillment of the terms of the Pooling and Servicing Agreement, or these Standard Provisions, or the Underwriting Agreement, will constitute a breach of any term or provision of the certificate of incorporation or by-laws of UACSC, or conflict with or constitute a breach, violation, or acceleration of or a default under the terms of any indenture or other material agreement or instrument to which UACSC is a party or by which it is bound, or any statute, regulation, or order applicable to UACSC of any governmental body, administrative agency, regulatory body, or court having jurisdiction over UACSC or UACSC's material properties. UACSC is not a party to, bound by or in breach or violation of any indenture or other material agreement or instrument, or subject to or in violation of any statute, regulation, or order of any governmental body, administrative agency, regulatory body, or court having jurisdiction over it, that materially and adversely affects or would in the future materially and adversely affect (i) the ability of UACSC to perform its obligations under these Standard Provisions, the Underwriting Agreement, the Purchase Agreement or the Pooling and Servicing Agreement or (ii) the business, operations, or financial condition, or the material properties or assets of UACSC.

                  (j) There are no actions or proceedings against, or investigations of, UACSC pending or, to the knowledge of UACSC, threatened before any court, administrative agency, or other tribunal
         (i)  asserting  the  invalidity  of  these  Standard  Provisions,   the
         Underwriting Agreement, the Purchase Agreement, the Pooling and Servicing Agreement, or the Offered Securities, (ii) seeking to prevent the issuance of the Offered Securities or the consummation of any of the transactions contemplated by this Agreement, the Underwriting Agreement, or the Pooling and Servicing Agreement, (iii) that might materially and adversely affect the performance by UACSC of its obligations under, or the validity or enforceability of, this
         Agreement, the Underwriting Agreement, the Pooling and Servicing Agreement, or the Offered Securities, (iv) seeking to affect adversely the federal income tax attributes of the Offered Securities described in the Prospectus, or (v) that if determined adversely as to UACSC would have a material adverse effect on the business, operations, or financial condition or the material properties or assets of UACSC.

                  (k) There has not been any material adverse change, or development involving a material adverse prospective change, in the business, operations, or financial condition or the

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         material properties or assets of UACSC and UAC, taken as a whole, since the end of the most recent fiscal quarter for which publicly available earnings statements were delivered to the Representatives prior to the date of the related Underwriting Agreement.

                  (l) Any taxes, fees, and other governmental charges in connection with the execution and delivery of this Agreement, the Underwriting Agreement, and the Pooling and Servicing Agreement and the execution, delivery, and sale of the Offered Securities have been or will be paid at or before the Closing Date.

                                      III.

         Purchase By the Underwriters. The Offered Securities to be purchased by the Underwriters pursuant to the Underwriting Agreement relating thereto, in definitive form to the extent practicable, and in such authorized denominations and registered in such names as the Underwriters may request upon three full Business Days prior notice to UACSC, shall be delivered by or on behalf of UACSC to the Representatives for the account of such Underwriters, against payment by such Underwriters or on such Underwriters' behalf of the purchase price therefor
(i) by wire transfer or by certified or official bank check or checks, payable to the order of UACSC in immediately available funds, or (ii) by such other means and in such other form as is specified in the Underwriting Agreement, all at the place, time, and date specified in the Underwriting Agreement or at such other place, time, and date as the Underwriters and UACSC may agree upon in writing, such time and date being herein called the "Closing Date" for such Offered Securities.

         UACSC agrees to have the Offered Securities available for inspection, checking, and packaging by the Representatives in New York, New York (or such other location as may be specified by the Representatives) not later than 10:00 A.M. on the Business Day prior to the Closing Date.

                                       IV.

         Offering by the Underwriters. UACSC is advised by the Representatives that upon the execution of the Underwriting Agreement and authorization by the Representatives of the release of such Offered Securities, the Underwriters propose to offer such Offered Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented. The Underwriters intend to make a market in the Offered Securities, as permitted by the applicable laws and regulations. The Underwriters are not obligated to make a market in the Offered Securities and any such market-making may be discontinued at any time in the Underwriters' sole discretion.

                                       V.

         Agreements. UACSC agrees with each of the Underwriters of any Offered Securities that:


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                  (a) UACSC will promptly advise each such  Underwriter (i) when
         any  amendment  to  the   Registration   Statement  shall  have  become
         effective, (ii) of any request by the Commission for any amendment to the Registration Statement or the Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (iv) of the receipt by UACSC of any notification with respect to the suspension of the qualification of the Offered Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. UACSC will not file any amendment to the Registration Statement or supplement to the Prospectus after the date of the Underwriting Agreement and prior to the Closing Date for such Offered Securities unless UACSC has furnished each such Underwriter a copy for its review prior to filing and will not file any such proposed amendment or supplement to which any such Underwriter reasonably objects. Subject to the foregoing sentence, UACSC will cause the Prospectus, as supplemented or amended, to be transmitted to the Commission for filing pursuant to Rule 424(b) under the Act by means reasonably calculated to result in timely filing with the Commission pursuant to said rule. UACSC will use its best efforts to prevent the issuance of any stop order suspending the effectiveness of the Registration Statement and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b) If, at any time when in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Act or the rules under the Act, UACSC will promptly prepare and file with the Commission, subject to paragraph (a) of this Article V, an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance and, if such amendment or supplement is required to be contained in a post-effective amendment to the Registration Statement, will use its best efforts to cause such amendment of the Registration Statement to be made effective as soon as possible.

                  (c) UACSC will furnish to the Underwriters and/or their counsel, upon request, and without charge, executed copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by the Underwriters or a dealer may be required by the Act, as many copies of the Prospectus, as amended or supplemented, and any amendments and supplements thereto as the Underwriters may reasonably request. UACSC will pay the expenses of printing all offering documents relating to the offering of the Offered Securities.

                  (d) UACSC agrees that, so long as the Offered Securities shall be outstanding, it will deliver or cause to be delivered to the Representatives the annual statement as to compliance delivered to the Trustee pursuant to the Pooling and Servicing Agreement and the annual statement of a firm of independent public accountants furnished to the Trustee

                                                         7

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         pursuant  to the  Pooling  and  Servicing  Agreement,  as  soon as such statements are furnished to UACSC.

                  (e) As soon as practicable, but not later than sixteen months after the effective date of the Registration Statement, UACSC will cause the Trust to make generally available to securityholders of the Trust an earnings statement of the Trust covering a period of at least 12 months beginning after the effective date of the Registration Statement which will satisfy the provisions of Section 11(a) of the Act and, at the option of UACSC, will satisfy the requirements of Rule 158 under the Act.

                  (f) UACSC will furnish such information, execute such instruments and take such action, if any, as may be required to qualify the Offered Securities for sale (including, but not limited to, such action as may be required for the qualification or exemption of the sale of the Offered Securities under state securities or Blue Sky laws) and to determine their eligibility for investment under the laws of such jurisdictions as the Underwriters may designate and will maintain such qualification in effect so long as required for the distribution of the Offered Securities. UACSC will furnish such information, execute such instruments and take such action, if any, as the Underwriters may reasonably request in connection with any filing with the National Association of Securities Dealers, Inc. relating to the Offered Securities should the Underwriters determine that such filing is required or appropriate.

                  (g) UACSC will pay all costs and expenses in  connection  with the transactions herein contemplated, including, but not limited to, the fees and disbursements of its counsel; the costs and expenses of printing (or otherwise reproducing) and delivering the Pooling and
         Servicing Agreement, and the Underwriting Agreement, and printing or engraving and distributing the Offered Securities; any transfer taxes relating to the transfer of the Offered Securities to the Underwriters; accounting fees and disbursements; the costs and expenses in connection with the qualification or exemption of the sale of the Offered Securities under state securities or Blue Sky laws and the determination of their eligibility for investment under state and federal laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith and the costs and expenses of preparing and distributing any memoranda concerning the Offered Securities' eligibility for investment; the cost and expenses in connection with the preparation, printing, and filing of the Registration Statement (including exhibits thereto) and the Prospectus and amendments and supplements thereto, the preparation and printing of this Agreement and any Underwriting Agreement and the furnishing to the Underwriters of such copies of each Preliminary Prospectus, Prospectus, and any amendments and supplements thereto as the Underwriters may reasonably request, the fees of the rating agency that initially rates the Offered Securities, and any filing fees of the National Association of Securities Dealers, Inc. relating to the Offered Securities should the Underwriters determine that such filing is required or appropriate. Except as expressly provided in the Underwriting Agreement, UACSC shall not be obligated to pay the fees or disbursements of the Underwriters' counsel.


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




                  (h) During a period of 20 calendar days from the date as of which the respective Underwriting Agreement is executed, neither UACSC nor any affiliate of UACSC will, without the Underwriters' prior written consent (which consent shall not be unreasonably withheld), enter into any agreement to offer or sell receivables or securities as identified in such Underwriting Agreement.

                  (i) So long as any of the Offered Securities are outstanding, UACSC will furnish to the Underwriters as soon as practicable after the end of the fiscal year, (i) all documents required to be distributed to securityholders of the Trust or filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any order of the Commission thereunder and (ii) from time to time, any other information concerning UACSC filed with any government or regulatory authority that is otherwise publicly available, as the Underwriters may reasonably request.

                  (j) On or before the Closing Date UACSC shall cause its computer records relating to the Receivables to be marked in such a manner as shall clearly indicate the Trust's absolute ownership of the Receivables, and from and after the Closing Date UACSC shall not take any action inconsistent with the Trust's ownership of such Receivables, other than as permitted by the Pooling and Servicing Agreement.

                  (k) To the extent, if any, that the rating provided with respect to the Offered Securities by the rating agency that initially rates the Offered Securities is conditional upon the furnishing of documents or the taking of any other actions by UACSC, UACSC shall, as soon as practicable, furnish such documents and take any such other actions.


                                       VI.

         Conditions to the Obligations of the Underwriters. The obligation of the Underwriters of any Offered Securities under the Underwriting Agreement to purchase the Offered Securities shall be subject to the accuracy of the representations and warranties on the part of UACSC contained herein as of the date hereof and the Closing Date, to the accuracy of the statements of UACSC made in any certificates pursuant to the provisions hereof, to the performance by UACSC of its obligations hereunder and to the following additional conditions with respect to the Offered Securities:

                  (a) The Registration Statement shall have become effective not later than 4:00 p.m., New York City time, on the day following the date of the Underwriting Agreement; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened; and the Prospectus shall have been timely filed with the Commission pursuant to Rule 424(b) under the Act.

                  (b) The Underwriters shall have received from Barnes & Thornburg and Barrett & McNagny, counsel for UACSC, favorable opinions, dated the Closing Date and satisfactory in form and substance to counsel for the Underwriters, to the effect set forth in Exhibit A. Such opinions (a) may express reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by, officers of the parties to these Standard Provisions, the Underwriting Agreement, and the Pooling and Servicing Agreement, (b) may assume the due authorization, execution, and delivery of the instruments and documents referred to therein by the parties thereto other than UACSC, and (c) to the extent such opinion relates to law other than the laws of the State of Indiana and the federal laws of the United States, may rely on a favorable opinion of local counsel satisfactory to the Representatives, dated the Closing Date, and satisfactory in form and substance to counsel for the Underwriters. The counsel for UACSC will also deliver an opinion to the Underwriters, dated the Closing Date and satisfactory in form and substance to counsel for the Underwriters with respect to the characterization of the transfer of the Receivables from UACSC to the Trust as a sale.

                  (c) The Underwriters shall have received from Cadwalader, Wickersham & Taft, counsel for the Underwriters, a favorable opinion, dated the Closing Date and satisfactory in form and substance to the Underwriters.

                  (d) The Underwriters shall have received on the Closing Date, addressed to the Underwriters and dated the Closing Date, any opinion delivered to the rating agency in connection with its rating of the Offered Securities.

                  (e) The Underwriters shall have received from counsel for the Trustee, a favorable opinion dated the Closing Date and satisfactory in form and substance to counsel for the Underwriters, to the effect set forth in Exhibit B.

                  (f) The Underwriters shall have received a favorable opinion addressed to the Underwriters and UACSC from counsel for the third party credit enhancer, if any, dated the Closing Date and satisfactory in form and substance to counsel for the Underwriters and UACSC, to the effect set forth in Exhibit C.

                  (g) The Offered Securities shall be rated in the highest category by a nationally recognized rating agency or such other category as shall be designated in the Underwriting Agreement. Further, subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate the direction of a possible change, in the rating accorded (i) the Offered Securities by any nationally recognized rating agency which rates the Offered Securities, (ii) any rated debt instrument issued by UACSC or (iii) any rated debt instrument issued by the third party credit enhancer, if any.

                  (h) UACSC and UAC will enter into the Pooling and Servicing Agreement at or before the Closing Date and, when delivered by UACSC and UAC, the Pooling and Servicing Agreement will have been duly authorized, executed, and delivered by UACSC and UAC and will constitute the legal, valid, and binding agreement of UACSC and UAC.

                  (i)  UACSC  shall  have   delivered  to  the   Underwriters  a
         certificate, dated the Closing Date, of the President or a Vice President of UACSC to the effect that the signer of such certificate has carefully examined these Standard Provisions, the Underwriting Agreement, and the Pooling and Servicing Agreement and to the effect that: (i) the representations and warranties of UACSC contained in such agreements are true and current in all material respects at and as of the Closing Date with the same effect as if made at the Closing Date,
         (ii) UACSC has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date, (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to UACSC's knowledge threatened, (iv) there shall have been no material adverse change in the condition of UACSC and any of its subsidiaries, taken as a whole, from that set forth in the Registration Statement, (v) nothing has come to his attention that would lead him to believe that the Prospectus contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (vi) UACSC has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate and other power and authority to own its properties and conduct its business, as now conducted by it, and to enter into and perform its obligations under this Agreement and the Pooling and Servicing Agreement, (vii) each of UAC and UAFC has been duly incorporated and is validly existing under the laws of the State of its incorporation and has corporate and other power and authority to own its properties and conduct its business, as now conducted by it, (viii) all other subsidiaries of UAC that have engaged in any business activity have been duly incorporated and are validly existing under the laws of the State of their incorporation and have corporate and other power and authority to own their properties and conduct their businesses, as now conducted by them, (ix) these Standard Provisions, the Underwriting Agreement and the Pooling and Servicing Agreement have been duly authorized, executed, and delivered by UACSC, (x) the fulfillment of the terms of these Standard Provisions, the Underwriting Agreement and the Pooling and Servicing Agreement will not constitute a breach of any term or provision of the charter or by-laws of UACSC, or conflict with or constitute a breach, violation, or acceleration of or a default under, the terms of any indenture or other material agreement or instrument to which UACSC is a party, and (xi) UACSC is not a party to, bound by, or in breach or violation of any indenture or other material agreement or instrument, or subject to or in violation of any statute, regulation, or order of any governmental body, administrative agency, regulatory body, or court having jurisdiction over UACSC, that materially and adversely affects or would in the future materially and adversely affect the business, operations, or financial condition or the material properties or assets of UACSC.

                  (j) The Underwriters shall have received from independent accountants of UACSC, one or two letters, one such letter dated the date of the Prospectus relating to such Offered Securities and satisfactory in form and substance to the Underwriters and counsel for the Underwriters, and a second letter, if necessary, dated the Closing Date, as to such matters as the Underwriters may reasonably request in form and substance satisfactory to the Underwriter and counsel to the Underwriters, provided by UACSC.

                  (k) All proceedings in connection with the transactions contemplated by this Agreement and the Underwriting Agreement and all documents incident hereto or thereto shall be satisfactory in form and substance to the Underwriters and counsel for the Underwriters, and the Underwriters and counsel for the Underwriters shall have received such information, certificates, opinions, and documents as the Underwriters may reasonably request.

                                                       VII.

         Reimbursement of Underwriters' Expenses. If the sale of any Offered Securities provided for in the Underwriting Agreement relating thereto is not consummated because any condition to the obligations of the Underwriters set forth in Article VI hereof is not satisfied or because of any refusal, inability, or failure on the part of UACSC to perform any agreement herein or therein or comply with any provision hereof, other than by reason of a default by the Underwriters, UACSC will reimburse the Underwriters upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by the Underwriters in connection with the proposed purchase and sale of such Offered Securities.

                                                       VIII.

         Indemnification and Contribution. (a) UACSC and UAC agree to indemnify and hold harmless the Underwriters and each person who controls any Underwriter within the meaning of the Act or the Exchange Act from and against any and all losses, claims, damages, or liabilities, joint or several, to which the Underwriters may become subject under the Act, the Exchange Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or
(ii) arise out of or are based upon any untrue statement of a material fact or omission or alleged omission to state a material fact contained in the Prospectus (together with any supplement thereto) necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, on the Effective Date, if not filed pursuant to Rule 424(b), and on the date of any filing pursuant to Rule 424(b) and on the Closing Date; and agree to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action, as such expenses are incurred; provided, however, that UACSC and UAC will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to UACSC and/or UAC as herein stated by or on behalf of the Underwriters specifically for use in connection with the preparation thereof. This indemnity agreement will be in addition to any liability that UACSC and UAC may otherwise have.

         (b) The Underwriters agree, severally and not jointly, to indemnify and hold harmless UACSC and UAC, its directors, each of UACSC and UAC's officers who sign the Registration Statement, and each person, if any, who controls UACSC and UAC within the meaning of the Act, to the same extent as the foregoing indemnity from UACSC and UAC to the Underwriters, but only insofar as such losses, claims, damages, or liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission that was made in the Registration Statement, any Preliminary Prospectus or the Prospectus, as amended or supplemented, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to UACSC and/or UAC as herein stated by or on behalf of the Underwriters specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability that the Underwriters may otherwise have.

         (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to paragraphs (a) or (b), such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm in addition to any local counsel for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by [Underwriter] in the case of parties indemnified pursuant to paragraph (a) of this Article VIII and by UACSC in the case of parties indemnified pursuant to paragraph (b) of this Article VIII. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 calendar days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         (d) If the indemnification provided for in this Article VIII is unavailable to an indemnified party under paragraphs (a) or (b) of this Article VIII or is insufficient in respect of any losses, claims, damages, or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by UACSC and/or UAC on the one hand, and the Underwriters on the other, from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of UACSC or UAC on the one hand, and the Underwriters on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, or liabilities, as well as any other relevant equitable considerations. The relative benefits received by UACSC or UAC on the one hand, and the Underwriters on the other, in connection with the offering of the Offered Securities shall be deemed to be in the same proportion as the total net proceeds from the offering of such Offered Securities (before deducting expenses) received by UACSC or UAC bear to the total underwriting discounts and commissions received by the Underwriters in respect thereof. The relative fault of UACSC and/or UAC on the one hand, and the Underwriters on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by UACSC and/or UAC or the Underwriters and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

         (e) UACSC, UAC and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Article VIII were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Article VIII, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten and distributed to the public by such Underwriter were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this
Article VIII are several, in proportion to the respective principal amounts of Offered Securities purchased by each of such Underwriters (as defined in the Agreement Among Underwriters), and not joint.


                                       IX.

         Termination. These Standard Provisions and each Underwriting Agreement shall be subject to termination in your absolute discretion, by notice given to UACSC, if (a) after the execution and delivery of these Standard Provisions and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iii), such event singly or together with any other such event makes it, in your judgment, impracticable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus.


                                       X.

         Substitution Of and Default By An Underwriter. If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase the Offered Securities which it or they have agreed to purchase under the Underwriting Agreement relating thereto, and the aggregate principal amount of the Offered Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Offered Securities to which such Underwriting Agreement relates, the other Underwriters shall be obligated severally in the proportions which the amounts of such Offered Securities set forth opposite their names in such Underwriting Agreement bear to the aggregate principal amount of such Offered Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Offered Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase; provided that in no event shall the principal amount of the Offered Securities which any Underwriter has agreed to purchase hereunder be increased pursuant to this Article X by an amount in excess of one-ninth of such principal amount of such Offered Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase the Offered Securities which it or they agreed to purchase hereunder and the aggregate principal amount of the Offered Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is more than one-tenth of the aggregate principal amount of the Offered Securities to which such Underwriting Agreement relates and arrangements satisfactory to the Representatives and UACSC for the purchase of such Offered Securities are not made within 36 hours after such default, such Underwriting Agreement shall terminate without liability on the part of any non-defaulting Underwriter or of UAC or UACSC. In any such case either the Representatives or UACSC shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be affected. Any action taken under this Article X or any such termination shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under these Standard Provisions or such Underwriting Agreement.

                                       XI.

         Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities, and other statements of UACSC or UAC or on their behalf by its officers and the Underwriters set forth in or made pursuant to these Standard Provisions and each Underwriting Agreement will remain in full force and effect, regardless of any investigation made by the Underwriters or on the Underwriters' behalf, UACSC or UAC or any of the officers, directors, or controlling persons referred to in Article VIII hereof, and will survive delivery of and payment for the Offered Securities. The provisions of Sections V(g), VII, and VIII hereof shall survive the termination or cancellation of these Standard Provisions or any Underwriting Agreement.

                                      XII.

         Notices. In all dealings hereunder, NationsBanc Montgomery Securities LLC shall act on behalf of each of the Underwriters and the other parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement (including, without limitation, any Underwriting Agreement) on behalf of any Underwriter made or given by [Underwriter]. All communications hereunder or under any Underwriting Agreement will be in writing and effective only on receipt, and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to ___________

                                                                              ;
or, if sent to UACSC, will be mailed, delivered or telegraphed and confirmed to UACSC at UAC Securitization Corporation, 9240 Bonita Beach Road, Suite 1109-A, Bonita Springs, Florida 34135, Attention: Leeanne Graziani and if sent to UAC to Union Acceptance Corporation, 250 North Shadeland Avenue, Indianapolis, Indiana 46219, Attention: John M. Stainbrook.

                                      XIII.

         Successors. These Standard Provisions and each Underwriting Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Article VIII hereof, and their successors and assigns, and no other person will have any right or obligation hereunder.


                                      XIV.

         Applicable Law. These Standard Provisions and each Underwriting Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed therein. These Standard Provisions and any Underwriting Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument.

                                       XV.

         Headings. The headings used in these Standard Provisions are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.




                          [Next page is signature page]

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement between UACSC and you.

                                             Very truly yours,

                                             UAC SECURITIZATION CORPORATION


                                       By:
                                                      Name:  Leeanne W. Graziani
                                                      Title: Vice President


                                             UNION ACCEPTANCE CORPORATION


                                       By:
                                                      Name:  Rick A. Brown
                                                      Title: Vice President



The foregoing Standard Provisions are hereby confirmed and accepted as of the date first above written.

[UNDERWRITER]


By:
         Name:
         Title:

                                                                       EXHIBIT A

              OPINION OF COUNSEL FOR UAC SECURITIZATION CORPORATION

         The Opinion of Counsel for UAC Securitization Corporation ("UACSC") and the Trust Fund, to be delivered pursuant to Article VI, paragraph (b) of the document entitled the UAC Securitization Corporation and _____________________________________ Underwriting Agreement Standard Provisions for UACSC Trusts, Automobile Receivable Backed Certificates (the "Agreement") shall be to the effect that:

         (i) UACSC has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and Prospectus and to enter into and perform its obligations under the Agreement, the Underwriting Agreement, the Pooling and Servicing Agreement, and the Offered Securities and had at all times relevant to such agreement and now has requisite power, authority and legal right to acquire, own, sell, and service the Receivables.

         (ii) UAFC has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and Prospectus and to enter into and perform its obligations under the Purchase Agreement, and had at all times relevant to such agreement and now has the power, authority and legal right to acquire, own, and sell the Receivables.

         (iii) To such counsel's knowledge, each of UACSC and UAFC is duly qualified to do business and in good standing and has obtained all necessary licenses and approvals in each jurisdiction in which failure to qualify or to obtain such license or approval would have a material adverse effect on the transactions contemplated in the Agreement, the Underwriting Agreement, the Purchase Agreement or the Pooling and Servicing Agreement or would render any receivable unenforceable by UACSC or the Trustee on behalf of any holder of the Offered Securities.

         (iv) The Registration Statement (which for purposes of such opinion shall not be deemed to include any exhibits filed therewith) has become effective under the Act and, to such counsel's knowledge, no proceedings for a stop order have been instituted or are threatened under Article 8(d) of the Act.

         (v) The Registration Statement, as of its effective date, and the Prospectus, as amended or supplemented, for the Offered Securities, as of its date, complied as to form in all material respects with the requirements of the Act and the rules thereunder.

         (vi) The Agreement, the Underwriting Agreement, the Purchase Agreement and the Pooling and Servicing Agreement have been duly authorized, executed, and delivered by UACSC and each constitute a legal, valid, and binding agreement of UACSC, enforceable against UACSC in accordance with its respective terms, except
(i) as enforceability may be limited by bankruptcy,
insolvency, reorganization, moratorium, receivership, or other similar laws affecting the enforcement of creditors' rights in general and may be further limited by the exercise of judicial discretion in applying principles of equity, including (but not limited to) the availability or effects of a preliminary injunction, a restraining order, or specific performance (regardless of whether such enforceability is considered in a proceeding in equity or at law); and (ii) the enforcement of certain provisions respecting indemnification and contribution may be limited by applicable law or public policy.

         (vii) The Purchase Agreement has been duly authorized, executed, and delivered by UAFC and constitutes a legal, valid, and binding agreement of UAFC enforceable against UAFC in accordance with its terms, except (i) as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, receivership, or other similar laws affecting the enforcement of creditors' rights in general and may be further limited by the exercise of judicial discretion in applying principles of equity, including (but not limited to) the availability or effects of a preliminary injunction, a restraining order, or specific performance (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         (viii) Neither UACSC nor the Trust Fund is an "investment company" or under the "control" of an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

         (ix) The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended, and the Trust Fund is not required to be registered under the Investment Company Act of 1940, as amended.

         (x) No registration with or consent, approval, authorization or order of any Federal court or governmental agency or body is required for the consummation by UACSC of the transactions contemplated by the Agreement or the Underwriting Agreement, except such as may be required under the Blue Sky laws of any jurisdiction in connection with the offer and sale of the Offered Securities.

         (xi) The execution and delivery of the Agreement, the Underwriting Agreement, the Purchase Agreement and the Pooling and Servicing Agreement, sale of the Offered Securities to the Underwriters pursuant to the Agreement and the Underwriting Agreement, the transfer of the Receivables, the assignment of the security interest in the vehicles financed under any of the Receivables (the "Financed Vehicles"), to UACSC and by UACSC to the Trustee acting on behalf of the Trust, the consummation of the other transactions contemplated by the Agreement, Underwriting Agreement or the Purchase Agreement, and the fulfillment of the terms of the Pooling and Servicing Agreement, the Purchase Agreement, the Agreement and the Underwriting Agreement do not constitute a breach or violation of any term or provision of, or a default under, the Charter or Certificate of Incorporation or By-laws of UACSC or UAFC, or, to the knowledge of such counsel, any indenture or other material agreement or instrument to which UACSC or UAFC is a party or by which either of them is bound, or any Federal statute or regulation known to such counsel to be applicable to UACSC or UAFC or, to the knowledge of such counsel, any order of any Federal court, regulatory body, administrative agency or governmental body having jurisdiction over UACSC or UAFC.

         (xii) No filing or other action other than the filing of the Uniform Commercial Code financing statements (i) naming UAFC as Seller and UACSC as buyer and (ii) naming UACSC as seller and the Trustee as buyer, which has been completed, is necessary to perfect the sale and transfer of the Receivables by UAFC to UACSC acting on behalf of the Trust; provided, however, that any such transfer may be subject to the rights of purchasers who take possession of any of the Receivables for value in the ordinary course of business without knowledge of the transfer to the Trustee.

         (xiii) Such counsel is familiar with UAC's and the Predecessor's standard operating procedures relating to the acquisition of a perfected first priority security interest in the vehicles financed by the retail installment sale contracts purchased by UAC or the Predecessor in the ordinary course of business. Assuming that UAC's and the Predecessor's standard procedures are followed with respect to the perfection of security interests in the Financed Vehicles (and such counsel has no reason to believe that UAC or the Predecessor has not or will not continue to follow their standard procedures in connection with the perfection of security interests in the Financed Vehicles), either UAFC or the Predecessor has acquired or will acquire a perfected first priority security interest in the Financed Vehicles.

         (xiv) The Offered Securities have been duly authorized and assuming that the Offered Securities are duly executed, authenticated, and delivered by the Trustee as specified in the Pooling and Servicing Agreement and are issued and delivered to, and paid for by, the Underwriters pursuant to the Agreement and the Underwriting Agreement, will be validly issued and outstanding, will evidence valid ownership interests in the Trust Fund, and will be entitled to the benefits of the Pooling and Servicing Agreement.

         (xv) UACSC has the corporate power and authority to assign and deliver the Trust Fund to the Trustee under the Pooling and Servicing Agreement in exchange for the Offered Securities, has duly authorized such assignment and delivery to the Trustee by all necessary action on the part of UACSC, and the Trust Fund has been duly and validly assigned and delivered by UACSC to the Trustee under the Pooling and Servicing Agreement.

         (xvi) The statements in the Prospectus under the captions "Prospectus Summary," "Formation of the Trust," "The Trust Property," "The Receivables Pool," "Yield Considerations," "Certificate Factors and Other Certificate Information," "Use of Proceeds," "Union Acceptance Corporation and Affiliates," "The Certificates," and "Certain Legal Aspects of the Receivables," insofar as such statements constitute a summary of the Offered Securities, the Pooling and Servicing Agreement, the Purchase Agreement or other documents and other matters of law or legal conclusions referred to therein, have been reviewed by such counsel and are accurate in all material respects.

         (xvii) The statements in the Prospectus under the captions "Certain Federal Income Tax Consequences" (including the description of such counsel's opinion expressed therein) and "ERISA Considerations", to the extent that they constitute matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and are accurate in all material respects.

         (xviii) To such counsel's knowledge and other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending, threatened, or contemplated to which UACSC or UAFC is a party or by which any property of UACSC or UAFC is the subject (A) asserting the invalidity of the Agreement, the Underwriting Agreement, the Offered Securities, the Purchase Agreement or the Pooling and Servicing Agreement, (B) seeking to prevent the issuance of the Offered Securities or the consummation of any of the transactions contemplated by the Agreement, the Underwriting Agreement, the Purchase Agreement or the Pooling and Servicing Agreement, or (C) which, if determined adversely to UACSC or UAFC, would individually or in the aggregate have a material adverse effect on (1) the ability of UACSC or UAFC to perform its obligations under the Agreement, the Underwriting Agreement, the Purchase Agreement or the Pooling and Servicing Agreement, or (2) the business, operations, financial condition, properties or assets of UACSC.

         Such counsel shall also state that, during the preparation of the Registration Statement and the Prospectus, including amendments and supplements thereto, such counsel participated in conferences with officers and other representatives of UACSC, its accountants, the Underwriters and counsel for the Underwriters and that, while such counsel has not undertaken to determine independently, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (and amendments and supplements thereto) on the basis of such conferences and such counsel's review of the documents referenced in such counsel's opinion, no facts have come to the attention of such counsel that have caused such counsel to believe that (1) the Registration Statement contained, at the time that the Registration Statement became effective, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading,
(2) the Prospectus contained on the date of the Underwriting Agreement or contains, as amended or supplemented, if applicable, on the Closing Date, an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (3) there are any material contracts, indentures, or other documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement other than those described therein or so filed.

         Terms capitalized herein and not otherwise defined shall have the meanings assigned to them in the Agreement.

                                                                       EXHIBIT B

                                        OPINION OF COUNSEL FOR THE TRUSTEE

         The Opinion of counsel for the  Trustee,  to be  delivered  pursuant to
Article VI, paragraph (e) of the document entitled the UAC Securitization Corporation and ______________________ ______________ Underwriting Agreement
Standard Provisions for UACSC Trusts, Automobile Receivable Backed Certificates (the "Agreement") shall be to the effect that:

         (i) the Trustee has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation with full power and authority (corporate or other) and to enter into, and to take all action required of it under, the Pooling and Servicing Agreement;

         (ii) the Pooling and Servicing Agreement has been duly authorized, executed, and delivered by the Trustee and constitutes a legal, valid and binding obligation of the Trustee enforceable against the Trustee in accordance with its terms, except as the enforceability thereof may be limited by (a) bankruptcy, insolvency, reorganization, and other similar laws affecting the enforcement of creditors' rights generally, as such laws would apply in the event of a bankruptcy, insolvency or reorganization or similar occurrence affecting the Trustee, and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

         (iii) the Trustee has duly executed the Offered Securities on behalf of the Trust;

         (iv) the Trustee has duly authenticated and delivered the Offered Securities;

         (v) the execution and delivery of the Pooling and Servicing Agreement by the Trustee and the performance by the Trustee of its terms do not conflict with or result in a violation of (A) any law or regulation of the United States of America or the State of New York governing the banking or trust powers of the Trustee, or (B) the Charter or By-laws of the Trustee; and

         (vi) no approval, authorization or other action by, or filing with, any governmental authority of the United States of America or the State of New York having jurisdiction over the banking or trust powers of the Trustee is required in connection with the execution and delivery by the Trustee of the Pooling and Servicing Agreement or the performance by the Trustee of the terms of the Pooling and Servicing Agreement.

         Terms capitalized herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

                                                                       EXHIBIT C

                   OPINION OF COUNSEL FOR THE CREDIT ENHANCER

         The Opinion of Counsel for the Credit Enhancer to be delivered pursuant to Article VI, paragraph (f) of the document entitled the UAC Securitization Corporation and __________ ______________ Underwriting Agreement Standard Provisions for UACSC Trusts, Automobile Receivable Backed Certificates (the "Agreement") shall be substantially to the effect that:

                  (i) the Credit Enhancer is duly incorporated, validly existing and in good standing under the laws of the _______________________;

                  (ii) the Credit Enhancer of [Credit Bank] has the corporate power to execute and deliver, and to take all action required of it under, the [credit enhancement instrument(s)];

                  (iii) the [credit enhancement instrument(s)] has been duly authorized by the Credit Enhancer and, when duly executed and delivered by the Credit Enhancer, will constitute the legal, valid and binding obligation of Credit Enhancer, enforceable against it in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, liquidation, reorganization, adjustment of debt, moratorium and other laws relating to, or affecting generally the enforcement of, creditor's rights and remedies; and

                  (iv) the [Credit Enhancement instrument] is not required to be registered under the Securities Act of 1933, as amended.

         Terms capitalized herein and not otherwise defined shall have the meanings assigned to them in the Agreement.

                                     ANNEX I

                         Form of Underwriting Agreement




                         UAC SECURITIZATION CORPORATION


                          UNION ACCEPTANCE CORPORATION


                                       AND


                                  [UNDERWRITER]




                             UNDERWRITING AGREEMENT



                                       FOR



                               UACSC 199_-_ TRUST



                  [ ] AUTOMOBILE RECEIVABLE BACKED CERTIFICATES






_________, 199_

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








                                                          ___________ ___, 199__


UAC Securitization Corporation
250 North Shadeland Avenue, Suite 210A
Indianapolis, Indiana 46219

Union Acceptance Corporation
250 North Shadeland Avenue
Indianapolis, Indiana 46219

Dear Sirs:

         We understand that UAC Securitization Corporation, a Delaware corporation ("UACSC"), proposes to sell $______ aggregate amount of Certificates designated "[ ] Automobile Receivable Backed Certificates" (the "Offered Securities"), issued by UACSC 199_-_ [Auto] Trust. Subject to the terms and conditions set forth in or incorporated by reference in this Agreement (this "Agreement"), [we] [the Underwriters named on page __ of the copy of the Prospectus attached hereto as Annex A (such Underwriters being herein called the "Underwriters")] hereby agree severally and not jointly to purchase all of the Offered Securities. The purchase price at which [we] [the Underwriters] will purchase the Offered Securities is _____% of the original principal amount thereof, plus, accrued interest from _______________ to the date of payment and delivery of the Offered Securities pursuant to the following paragraph.

         We  [the   Underwriters]   will  pay  for  the  Offered  Securities  in
immediately available funds upon delivery thereof at the offices of Barnes & Thornburg in Indianapolis, Indiana, or at such other location as shall be designated by [us] [the Underwriters], at _____ A.M. (Indianapolis time) on ____________, 199_, or at such other time, not later than ____________, 199_, as shall be designated by [us] [the Underwriters].

         The Offered Securities shall have the terms set forth in the copy of the Prospectus attached hereto as Annex A and shall conform in all material respects to the description thereof contained in such Prospectus.

         All the provisions contained in the document entitled UAC Securitization Corporation and [Underwriter] Underwriting Agreement Standard Provisions for UACSC [Auto] Trusts, Automobile Receivable Backed Certificates, dated ____________, 199_ (the "Standard Provisions"), a copy of which you have previously received, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein. All references to the "Underwriters," the "several Underwriters" or the

"Representative" in the Standard Provisions shall be deemed to refer to [Underwriter] and ___________________________, Underwriters hereunder.

         In  connection  with  paragraph  (h)  of  Article  V  of  the  Standard
Provisions, during the period specified in the Standard Provisions, neither UACSC nor any affiliate of UACSC will, without our prior written consent, enter into any agreement to offer or sell any automotive receivables or any securities issued by UACSC or any affiliate of UACSC secured by, evidencing interests in, or otherwise backed by automotive receivables, in any single transaction involving a principal amount of automotive receivables in excess of $___________.


                          [Next page is signature page]



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




         Please confirm your agreement by having authorized officers sign a copy of this Agreement in the spaces set forth below and returning the signed copy to us.

                                     Very truly yours,

                                     [UNDERWRITER]
                                     AND ________________________________
                                     [as Underwriters]

                                     By:  NationsBanc Montgomery Securities LLC



                                     By:___________________________
                                        Title:_______________________

Accepted:

                                     UAC SECURITIZATION CORPORATION


                                     By:___________________________
                                        Title:_______________________



                                     UNION ACCEPTANCE CORPORATION

                                     By:___________________________
                                        Title:_______________________

                                                                         ANNEX A






                              [Copy of Prospectus]